UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2018

Contravir Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36856	46-2783806
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

399 Thornall Street, First Floor

Edison, NJ 08837

(Address of principal executive offices)

Registrant’s telephone number, including area code: (732) 902-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07.         Submission of Matters to a Vote of Security Holders.

On February 21, 2018 ContraVir Pharmaceuticals, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Meeting”).  At the Meeting, the Company’s stockholders (i) re-elected Gary S. Jacob, James Sapirstein, Timothy Block, John P. Brancaccio, Arnold Lippa, Thomas Adams and Tamar Howson as directors of the Company’s Board, (ii) ratified the appointment of BDO USA, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2018 and (iii) approved an amendment to the Company’s 2013 Equity Incentive Plan to increase the number of shares issuable thereunder to 10,700,000 shares from 7,700,000 shares.

As of January 23, 2018, the record date for the Meeting, there were  81,017,863 shares of our common stock outstanding (including 2,166,934 shares of common stock issuable upon conversion of the Series A Preferred Stock), of which at least 41,080,732 shares were represented at the Meeting, or approximately 50.706% of the total outstanding, which was sufficient to constitute a quorum.

Set forth below are the final voting results for each of the proposals:

Proposal No. 1- Election of Directors

Name	Votes For	Votes Against	Votes Abstained
Gary S. Jacob	18,898,373	0	3,520,340
James Sapirstein	21,072,469	0	1,346,244
John P. Brancaccio	18,987,750	0	3,430,963
Arnold Lippa	19,205,607	0	3,213,106
Thomas Adams	19,032,795	0	3,385,918
Timothy Block	21,533,713	0	885,000
Tamar Howson	20,407,601	0	2,011,112

Proposal No. 2 — Ratification of the appointment of BDO USA, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2018.

Votes For	Votes Against	Votes Abstained
40,335,615	541,393	203,723

Proposal No. 3 — Approval of Amendment to 2013 Equity Incentive Plan increasing the number of shares issuable thereunder to 10,700,000 from 7,700,000

Votes For	Votes Against	Votes Abstained
15,602,694	6,517,708	298,311

Item 8.01                                           Other Events.

A copy of the press release issued by the Company with respect to the Meeting is attached hereto as Exhibit 99.1.

With respect to Proposal 4 regarding the authorization of an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of its issued and outstanding common stock at a specific ratio, within a range of 1-for-5 and 1-for-20, to be determined by the Board of Directors in its sole discretion and effected, if at all, on or before February 21, 2019, the Annual Meeting was adjourned to March 9, 2018, at 9:00 a.m. Eastern Time. The adjourned stockholder meeting will be held at the Company’s offices, located at 399 Thornall Street, First Floor, Edison, New Jersey 08837. The purpose of the adjournment is to allow additional time for the Company’s stockholders to vote on Proposal 4.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits

99.1	ContraVir Pharmaceuticals, Inc. Press Release dated February 21, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:           February 21, 2018

CONTRAVIR PHARMACEUTICALS, INC.

By:	/s/ James Sapirstein
James Sapirstein
Chief Executive Officer